EXHIBIT 99.6

ROSS MILLER Secretary of State 204 North Carson Street, Ste 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Filed in the office of /s/ Ross Miller Ross Miller Secretary of State State of Nevada	Document Number 20080399159-16
Filing Date and Time 06/12/2008 10:20 AM
Entity Number C14826-2000

Certificate of Designation (PURSUANT TO NRS 78.1955)

USE BLACK INK ONLY, DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Designation
For Nevada Profit Corporations
(Pursuant to NRS 78.1955)
1.  Name of corporation:

nFinanSe Inc.

2.  By resolution of the board of directors pursuant to a provision in the articles of incorporation, this certificate establishes the following regarding the voting powers, designations, preferences, limitations, restrictions and relative rights of the following class or series of stock.

Pursuant to Article II of nFinanSe Inc.'s Amended and Restated Articles of Incorporation, as amended by that certain Certificate of Amendment filed with the State of Nevada on December 20, 2006, the Board of Directors have designated 4,100,000 shares of nFinanSe Inc.'s preferred stock as Series C Convertible Preferred Stock, with specific rights and preferences applicable to such Series C Convertible Preferred Stock.

Please use the attached Certificate of Designation, Rights and Preferrences of Series C Convertible Preferred Stock of nFinanSe Inc.

3. Effective date of filing (optional):
(must not be later that 90 days after the certificate is filed)

4. Officer Signature (Required):	/s/ R. P. Springer, EVP

Filling Fee: $175.00

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

  CERTIFICATE OF DESIGNATIONS, RIGHTS AND PREFERENCES
of
SERIES C CONVERTIBLE PREFERRED STOCK
of
NFINANSE INC.

NFINANSE INC., a Nevada corporation (the "Corporation"), pursuant to Section 78.1955 of the Nevada Revised Statutes, docs hereby make this Certificate of Designations, Rights and Preferences and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article II of the Amended and Restated Articles of Incorporation of the Corporation (the "Articles"), which authorizes the issuance of 25,000,000 shares of preferred stock, S0.001 par value per share, in one or more series, the Board duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

RESOLVED, that, pursuant to Article II of the Articles, the Board hereby authorizes the issuance of, and fixes the designation and preferences and rights, and qualifications, limitations and restrictions) of a series of preferred stock of the Corporation consisting of 4,100,000 shares, par value $0.001 per share, to be designated "Series C Convertible Preferred Stock" (hereinafter, the "Series C Preferred Stocks"); and be it

RESOLVED, that each share of Series C Preferred Stock shall rank equally in all respects and shall be subject to the following terms and provisions:

1.           Dividends. The holders of the Series C Preferred Stock shall not be entitled to receive dividends,

2.           Voting Rights.

(a)           Except as otherwise provided herein or as provided by law, the holders of the Series C Preferred Stock shall have full voting rights and powers, subject to the Beneficial Ownership Cap as defined in Section 5(g), if applicable, equal to the voting rights and powers of holders of the Corporation's common stock, $0.001 par value per share ("Common Stock"), and shall be entitled to notice of any stockholders meeting in accordance with the Bylaws of the Corporation, as amended (the "Bylaws"). and. shall be entitled to vote, with respect to any question upon which holders of Common Stock are entitled to vote, including, without limitation, the right to vote for the election of directors, voting together with the holders of Common Stock as one class. Each holder of shares of Series C Preferred Stock shall be entitled to vote on an As-Converted Basis (as defined below), determined on the record date for the taking of a vote, subject to the applicable Beneficial Ownership Cap limitations set forth in Section 5(g), or, if no record date is established, at the day prior to the date such vote is taken or any written consent of stockholders is first executed. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula (after aggregating all shares into which shares of Series C Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward). "As-Converted Basis" means, as of the time of determination, that number of shares of Common Stock which a holder of Series C Preferred Stock would hold if all shares of Series C Preferred Stock held by such holder were converted into shares of Common Stock pursuant to Section 5 hereof (regardless of the number of shares of Common Stock that the Corporation is then authorized to issue) at the then applicable Conversion Value (as defined below) regardless of whether such shares of Common Stock are then authorized for issuance.

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3.           Rights on Liquidation.

(a)           In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation (any such event being hereinafter referred to as a ("Liquidation"), before any distribution of assets of the Corporation shall be made to or set apart for the holders of the Common Stock or any other class of preferred stock yet to be designated by the Corporation, the holders of Series C Preferred Stock shall be entitled to receive payment out of such assets of the Corporation in an amount equal to the greater of (i) S2.00 per share of Series C Preferred Stock (such applicable foregoing amount being referred to as the "Liquidation Preference" for the Series C Preferred Stock), and (ii) the amount such holder would have received if such holder had converted its shares of Series C Preferred Stock to Common Stock, subject to but immediately prior to such Liquidation. The Series C Preferred Stock, the Corporation's Series A Convertible Preferred Stock, $0.001 par value per share (the "Series A Preferred Stock"), and the Corporation's Series B Convertible Preferred Stock, $0.001 par value per share (the "Series B Preferred Stock"), shall rank on a parity with each other with respect to any payments related to a Liquidation. If the assets of the Corporation available for distribution to the holders of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall not be sufficient to make in full the payment herein required, then the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock shall share ratably in the distribution of such assets in proportion to the respective sums which would otherwise be payable upon such distribution related to a Liquidation if all sums so payable to the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock were paid in full.

(b)           If the assets of the Corporation available for distribution to stockholders exceed the aggregate amount payable with respect to all shares of Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock then outstanding, then, after the payment required by paragraph 3(a) above shall have been made or irrevocably set aside, the holders of Common Stock shall be entitled to receive payment of a pro rata portion of such remaining assets based on the aggregate number of shares of Common Stock held or deemed to be held by such bolder. The holders of Series C Preferred Stock shall not have the right to participate in such aforementioned distribution.

4.           Actions Requiring the Consent of Holders of Series C Preferred Stock.

(a)           As long as at least 33% of the shares of Series C Preferred Stock issued pursuant to those certain Securities Purchase Agreements, by and between the Corporation and those accredited investors party thereto (the "Purchase Agreements"), each dated on or about the date hereof, copies of which are available upon written request by a stockholder to the Secretary of the Corporation, are outstanding, the consent of the holders of at least 33% of the shares of Series C Preferred Stock at the time outstanding, given in accordance with the Articles and the Bylaws, shall be necessary for effecting or validating any of the following transactions or acts, whether by merger, consolidation or otherwise;

EX 99.6 - Page 3

(i)           Any amendment, alteration of repeal of any of the provisions of this Certificate of Designation in a manner that will adversely affect the rights of the holders of the Series C Preferred Stock; provided however, that no such consent shall be required for the Corporation to amend the Articles to increase the Corporation's shares of Common Stock or undesignated Preferred Stock; and

(ii)           The authorization or creation by the Corporation of, or the increase in the number of authorized shares of, any stock of any class, or any security convertible into stock of any class, or the authorization or creation of any new class of preferred stock (or any action which would result in another series of preferred stock), in each case, ranking in terms of liquidation preference or redemption rights, pari passu with or senior to, the Series C Preferred Stock in any manner; provided, however, that no such consent shall be required for the Corporation to amend the Articles to increase the Corporation's shares of Common Stock or undesignated Preferred Stock.

(b)           The above-listed actions by the Corporation will no longer require a vote of the holders of Series C Preferred Stock at such time as;

(i)           the Corporation first earns an annual EBITDA (earnings before interest, tax, depreciation and amortization) of at least $10,000,000 over any trailing 12- month period; and

(ii)           Stockholder's Equity as recorded on the Corporation's balance sheet in accordance with Generally Accepted Accounting Principles fast becomes at least $15,000,000.

5.           Conversion.

(a)           Right to Convert. Subject to the limitations set forth in Section 5(g) hereof, the holder of any share or shares of Series C Preferred Stock shall have the right at any time, at such holder's option, to convert all or any lesser portion of such holder's shares of Series C Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (i) the aggregate Liquidation Preference of the shares of Series C Preferred Stock to be converted by (ii) the Conversion Value (as defined below) then in effect for such Series C Preferred Stock. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any Series C Preferred Stock. With respect to any fraction of a share of Common Stock called for upon any conversion, the Corporation shall pay to the holder an amount in cash equal to such fraction multiplied by the Current Market Price per share of the Common Stock.

(i)           "Current Market Price" means, in respect of any share of Common Stock on any date herein specified:

(A)           if there shall not then be a public market for the Common Stock, the higher of (a) the book value per share of Common Stock at such date, and (b) the fair market value per share of Common Stock as determined in good faith by the Board, or

EX 99.6 - Page 4

(B)           if there shall then be a public market for the Common Stock, the average of the daily market prices for the 10 consecutive trading days immediately before such date. The daily market price (the "Daily Market Price") for each such trading day shall be (i) the closing bid price on such day on the principal stock exchange (including Nasdaq) on which such Common Stock is then listed or admitted to trading, or quoted, as applicable, (ii) if no sale takes place on such day on any such exchange, the last reported closing bid price on such, day as officially quoted on any such exchange (including Nasdaq), (iii) if the Common Stock is not then listed or admitted to trading on any stock exchange, the last reported closing bid price on such day in the over-the-counter market, as furnished by the National Association of Securities Dealers Automatic Quotation System or the Pink Sheets LLC (formerly the National Quotation Bureau, Inc.), (iv) If neither such corporation at the time is engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business, or (v) if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc. (the "NASD") selected mutually by holders of a majority of the Series C Preferred Stock and the Corporation or, if they cannot agree upon such selection, 6S selected by two such members of the NASD, one of which shall be selected by holders of a majority of the Series C Preferred Stock and one of which shell be selected by the Corporation.

(b)           Mandatory Conversion. If a Conversion Triggering Event (as defined below) shall occur, as promptly as practicable following such occurrence, the Corporation shall deliver a written notice to the holders of the Series C Preferred Stock (the "Notice") that the Corporation intends to convert all of the outstanding Series C preferred Stock into Common Stock, then, subject to the limitations set forth in Section 5(g) hereof, as of the date that is forty-five days following the date that the Notice is given (the "Mandatory Conversion Date"), the Series C Preferred Stock shall be converted into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (i) the aggregate Liquidation Preference of the shares of Series C Preferred Stock to be converted by (ii) the applicable Conversion Value (as hereinafter defined) then in effect for such Series C Preferred Stock (the "Mandatory Conversion"). Nothing in this Section 5(b) shall be construed so as to limit the right of a holder of Series C Preferred Stock to convert pursuant to Section 5(a) at any time.

"Conversion Triggering Event" shall mean such time as:

(1)           10% or less of the aggregate shares of Series C Preferred Stock issued pursuant to the Securities Purchase Agreements remain outstanding; or

(2)           in the event of a sale; transfer or other disposition of all or substantially all the Corporation's property assets or business to another corporation (a "Sale Transaction"), in which the aggregate proceeds to the holders of the Series C Preferred Stock in the Sale Transaction would be greater on an As-Converted Basis, notwithstanding any limitations on conversion set forth in Section 5(g).

EX 99.6 - Page 5

(c)           Mechanics of Conversion.

(i)           Such right of conversion (other than mandatory conversion) shall be exercised by the holder of shares of Series C Preferred Stock by delivering to the Corporation a conversion notice in the form attached hereto as Exhibit A (the "Conversion Notice"), appropriately completed and duly signed and specifying the number of shares of Series C Preferred Stock that the holder elects to convert (the "Converting Shares") into shares of Common Stock, and by surrender not later than two (2) business days thereafter of the certificate or certificates representing such Convening Shares. The Conversion Notice shall also contain a statement of the name or names (with addresses and tax identification or social security numbers) in which the certificate or certificates for Common Stock shall be issued, if other than the name in which the Converting Shares are registered. As promptly as practicable after the receipt of the Conversion Notice, the Corporation shall issue and deliver, or cause to be delivered, to the holder of the Convening Shares or such holder's nominee, a certificate or certificates for the number of shares of Common Stock issuable upon the conversion of such Converting Shares. Such conversion shall be deemed to have been effected as of the close of business on the date of receipt by the Corporation of the Conversion Notice (the "Conversion Date"), and the person or persons entitled to receive the shares of Common Stock issuable upon conversion shall be treated for all purposes as the holder or holders of record of such shares of Common Stock as of the close of business on the Conversion Date.

(ii)           The Corporation shall issue certificates representing the shares of Common Stock to be received upon conversion of the Series C Preferred Stock (the "Conversion Shares") (and certificates for unconverted Series C Preferred Stock) as promptly as practicable following the Conversion Date and shall transmit the certificates by messenger or reputable overnight delivery service to reach the address designated by such holder as promptly as practicable after the receipt by the Corporation of such Conversion Notice. If certificates evidencing the Conversion Shares are not received by the holder within ten (10) business days of the Conversion Notice, then the holder will be entitled to revoke and withdraw its Conversion Notice, in whole or in pan, at any time prior to its receipt of those certificates. In lieu of delivering physical certificates representing the Conversion Shares or in payment of dividends hereunder, provided the Corporation's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the holder, the Corporation shall use its commercially reasonable efforts to cause its transfer agent to electronically transmit the Common Stock issuable upon conversion or dividend payment to the holder, by crediting the account of the holder's prime broker with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system. Such holder and the Corporation agree to coordinate with DTC to accomplish this objective. The person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as die record holder or holders of such Common Shares at the close of business on the Conversion Date.

EX 99.6 - Page 6

(iii)           Subject to the provisions of Section 5(g), in the event that a Conversion Triggering Event has occurred and the Corporation has given the Notice as required by Section 5(b), all the shares of Series C Preferred Stock shall be converted on the Mandatory Conversion Date as if the holders thereof had delivered a Conversion Notice with respect to such shares on such date. Promptly thereafter, the holders of the Series C Preferred Stock shall deliver their certificates evidencing the Series C Preferred Stock to the Corporation or its duly authorized transfer agent, and upon receipt thereof, the Corporation shall issue or cause its transfer agent to issue certificates evidencing the Common Stock into which the shares Series C Preferred Stock have been converted as promptly thereafter as is practicable,

(d)           Beneficial Ownership Cap, To the extent that any shares of Series C Preferred Stock are not automatically converted upon the occurrence of a Mandatory Conversion on account of the application of Section 5(g), such shares of Series C Preferred Stock shall be deemed converted automatically under this Section 5 at the first moment thereafter when Section 5(g) would not prevent such conversion. Notwithstanding the preceding sentence, upon the occurrence of the Mandatory Conversion, the right to: (a) the Liquidation Preference of the Series C Preferred Stock and any special rights of its Series C Preferred Stock; and (c) the veto rights described in Section 4 hereof shall cease immediately.

(e)           Conversion Value. The initial conversion value for the Series C Preferred Stock shall be $2.00, such value to be subject to adjustment in accordance with the provisions of this Section 5. Such conversion value in effect from time to time, as adjusted pursuant to this Section 5, is referred to herein as a "Conversion Value." All of the remaining provisions of this Section 5 shall apply separately to each Conversion Value In effect from time to time with respect to Series C Preferred Stock.

(f)           Stock Dividends. Subdivisions and Combinations. If at any time while the Series C Preferred Stock is outstanding, the Corporation shall:

(i)           cause the holders of its Common Stock to be entitled to receive a dividend payable in, or other distribution Of, additional shares of Common Stock,

(ii)           subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

(iii)           combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then in each such case the Conversion Value shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event Any adjustment made pursuant to clause (i) of this Paragraph 5(e) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this Paragraph 5(e) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that a Conversion Value is calculated hereunder, then the calculation of such Conversion Value shall be adjusted appropriately to reflect such event.

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(g)           Blocking Provision.

(i)           Except as provided otherwise in this Section 5(g)(1), the number of Conversion Shares that may be acquired by any holder, and the number of shares of Series C Preferred Stock that shall be entitled to voting rights under Section 2 hereof, shall be limited to the extent necessary to insure that, following such conversion (or deemed conversion for voting purposes), the number of shares of Common Stock then beneficially owned by such holder and its Affiliates (as defined below) and any other persons or entities whose beneficial ownership of Common Stock would be aggregated with the holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including shares held by any "group" of which the holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth herein) does not exceed 9.99% of the total number of shares of Common Stock of the Corporation then issued and outstanding (the "Beneficial Ownership Cap").  For purposes hereof, "group" has the meaning set forth in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission, and the percentage held by the holder shall be determined in a manner consistent with the provisions of Section 13(d) of the Exchange Act As used herein, the term "Affiliate" means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"). With respect to a holder of Series C Preferred Stock, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such holder will be deemed to be an Affiliate of such holder. Each delivery of a Conversion Notice by a holder of Series C Preferred Stock will constitute a representation by such holder that it has evaluated the limitation set forth in this paragraph and determined, subject to the accuracy of information filed under the Securities Act and the Exchange Act by the Corporation with respect to the outstanding Common Stock of the Corporation, that the issuance of the full number of shares of Common Stock requested in such Conversion Notice is permitted under this paragraph. This paragraph shall be construed and administered in such manner as shall be consistent with the intent of the first sentence of this paragraph. Any provision, hereof which would require a result that is not consistent with such intent shall be deemed severed herefrom and of no force or effect with respect to the conversion contemplated by a particular Conversion Notice.

(ii)           In the event the Corporation is prohibited from issuing shares of Common Stock as a result of any restrictions or prohibitions under applicable law or the rules or regulations of any stock exchange, interdealer quotation system or other self-rcgulatory organization, the Corporation shall as promptly as practicable use commercially reasonable efforts to seek the approval of its stockholders and take such other action to authorize the Issuance of the full number of shares of Common Stock issuable upon the full conversion of the then outstanding shares of Series C Preferred Stock.

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(h)           Common Stock Reserved. The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, solely for issuance upon the conversion of shares of Series C Preferred Stock as herein provided, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock at the time outstanding (without regard to any ownership limitations provided in Section 5(g)).

6.           Other Provisions Applicable to Adjustments. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock into which the Series C Preferred Stock is convertible and the current Conversion Value provided for in Section 5:

(a)           When Adjustments to be Made. The adjustments required by Section 5 shall be made whenever and as often as any specified event requiring an adjustment shall occur, except that any adjustment to the Conversion Value that would otherwise be required may be postponed (except in the case of a subdivision or combination of shares of the Common Stock, as provided for in Section 5(e)) up to, but not beyond the Conversion Date if such adjustment either by itself or with other adjustments not previously made adds or subtracts less than 1% of the shares of Common Stock into which the Series C Preferred Stock is convertible immediately prior to the making of such adjustment Any adjustment representing a change of less than such minimum amount (except as aforesaid) which is postponed shall be carried forward and made as soon as such adjustment, together with other adjustments required by Section 5 and not previously made, would result in a minimum adjustment or on the Conversion Date. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

(b)           Fractional Interests. In computing adjustments under Section 5, fractional interests in Common Stock shall be taken into account to the nearest 1/lOOth of a share.

(c)           Escrow of Stock. If after any property becomes distributable pursuant to Section 5 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of the Series C Preferred Stock either converts the Series C Preferred Stock or such holder is unable to convert shares pursuant to Section 5(g), such holder of Series C Preferred Stock shall continue to be entitled to receive any shares of Common Stock issuable upon conversion under Section 5 by reason of such adjustment (as if such Series C Preferred Stock were not yet converted) and such shares or other property shall be held in escrow for the holder of the Series C Preferred Stock by the Corporation to be issued to holder of the Series C Preferred Stock upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned to the Corporation.

7.           Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Value, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series C Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series C Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Value at the time in effect for the Series C Preferred Stock and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of Series C Preferred Stock owned by such holder (without regard to the ownership limitations set forth in Section 5(g)).

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8.           Notices of Record Date. In the event of any fixing by the Corporation of a record date for the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend or a dividend set forth in Section 1 hereof) or other distribution, any shares of Common Stock or other securities, or any right to subscribe for, purchase or otherwise acquire, or any option for the purchase of, any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series C Preferred Stock at least five (5) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or rights, and the amount and character of such dividend, distribution or right.

9.           Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed (A) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail (if agreed to by the Investor), or (B) if delivered from outside the United States, by international express courier, facsimile or e-mail (f agreed to by a holder of Series C Preferred Stock), and shall be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt and shall be delivered as addressed as follows:

(a)	if to the Company, to:

nFinanSe Inc.
3923 Coconut Palm Drive, Suite 107
Tampa, FL 33619
Attn: Raymond P. Springer, Chief Financial Officer

(b)
if to a holder of Series C Preferred Stock, to the address, facsimile number or email address appearing on the Corporation's stockholder records or, in either case, to such other address, facsimile number or email address as the Corporation or a holder of Series C Preferred Stock may provide to the other in accordance with this Section.

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10.           Stock Transfer Taxes. The issue of stock certificates upon conversion of the Series C Preferred Stock shall be made without charge to the converting holder for any transfer tax in respect of such issue; provided, however, that the Corporation shall be entitled to withhold any applicable withholding taxes with respect to such issue, if any. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares in any name other than that of the holder of any of the Series C Preferred Stock converted, and the Corporation shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

[signature page follows]

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IN WITNESS WHEREOF, the undersigned being a duly authorized officer of the Corporation, does file this Certificate of Designations, Rights and Preferences, hereby declaring and certifying thai the facts stated herein are true and accordingly has hereunto set his hand this 12th day of June, 2008.

NFINANSE INC.

By:	/s/ R. P. Springer
Name: Raymond P. Springer
Title: Chief Financial Officer

EX 99.6 - Page 12

EXHIBIT A

FORM OF CONVERSION NOTICE

(To be executed by the registered holder in order to convert shares of Series C Preferred Stock)

The undersigned hereby irrevocably elects to convert the number of shares of Series C Convertible Preferred Stock (the "Series C Preferred Stock") indicated below into shares of common stock, par value 50.001 per share (the "Common Stock") of nFinanSe Inc, a Nevada corporation (the "Corporation"). according to the Certificate of Designations, Rights and Preferences of the Series C Preferred Stock and the conditions hereof, as of the date written below. The undersigned hereby requests that certificates for the shares of Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designee as indicated below. If the shares of Common Stock are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. A copy of the certificate representing the Series C Preferred Stock being converted is attached hereto, the original of which will be delivered to the Corporation promptly following the date hereof.

Date of Conversion (Date of Notice)

Number of shares of Series C Preferred Stock owned prior to Conversion

Number of shares of Series C Preferred Stock to be Converted

Stated Value of Series C Preferred Stock to be Converted

Number of shares of Common Stock to be Issued

Applicable Conversion Value

Number of shares of Series C Preferred Stock owned subsequent to Conversion

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Conversion Information:

[NAME OF HOLDER]

Address of Holder:

Issue Common Stock to (if different than above):
Name:
Address:

Tax ID#:

The undersigned represents, subject to the accuracy of Information filed under the Securities Act and the Exchange Act by the Corporation with respect to the outstanding Common Stock of the Corporation, as of the date hereof that, after giving effect to the conversion of Series C Preferred Stock pursuant to this Conversion Notice, the undersigned will not exceed the "Beneficial Ownership Cap" contained in Section 5(g) of the Certificate of Designation of the Series C Preferred Stock,

Name of Holder

By:
Name:
Title:

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